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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2006

                             Valley Commerce Bancorp
             (Exact name of registrant as specified in its charter)

          California                    000-51949               46-1981399
          ----------                    ---------               ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
        incorporation)                                    Identification Number)


              200 South Court Street
                Visalia, California                         93291
       (Address of principal executive offices)          (Zip Code)

                                 (559) 622-9000
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03         Material Modification to Rights of Security Holders
                  ---------------------------------------------------

The response to this Item is incorporated by reference to Exhibits 4 and 99 hereto.The registrant's response under this item does not constitute an admission that a modification to rights of security holders has occurred.


Item 8.01         Other Events
                  ------------

The response to this Item is incorporated by reference to Exhibit 4 and 99 hereto.


Item 9.01.  Financial Statements and Exhibits

      (c) Exhibits:

       The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.



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                                            SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   July 18, 2006


                                          VALLEY COMMERCE BANCORP


                                          By:     /s/ Roy O. Estridge
                                                ----------------------------
                                                      Roy O. Estridge.
                                                  Executive Vice President
                                                 and Chief Financial Officer
                                                 (Duly Authorized Officer)


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                                  Exhibit Index
                                  -------------

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       Exhibit
        Number                              Description
        ------                              -----------
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         4.1           Rights Agreement between Valley Commerce Bancorp and
                       Registrar and Transfer Company dated as of July 18, 2006, including form of Right Certificate attached thereto as Exhibit B (incorporated by reference to Exhibit 4 to Registration Statement on Form 8-A filed by the registrant on July 21, 2006)

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         4.2           Description of Rights Agreement (incorporated by
                       reference to Item 1 of Registration Statement on Form 8-A filed by the registrant on July 21, 2006)
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          99           Press release issued by the Company on July 21, 2006
                       (incorporated by reference to Exhibit 99 to Registration Statement on Form 8-A filed by the registrant on July 21, 2006)

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